UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2020

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2020, DaVita Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) to vote upon a proposed amendment (the “Proposed Plan Amendment”) to the Company’s 2011 Incentive Award Plan (the “Plan”) to lift the Plan provision that limits to 2,250,000 the number of shares of the Company’s common stock (the “Common Stock”) that may be subject to awards made to any one person during any consecutive twelve-month period, so as to allow for a grant of a one-time award of 2,500,000 premium-priced stock-settled appreciation rights (the “Premium-Priced SSAR Award”) to the Company’s Chief Executive Officer.  As described in Item 5.07 below, the Company’s stockholders approved the Proposed Plan Amendment at the Special Meeting.  Additional information regarding the Proposed Plan Amendment and the Premium-Priced SSAR Award is available in the definitive proxy statement that the Company filed with the Securities and Exchange Commission on December 6, 2019.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
As noted above, on January 23, 2020 the Company held the Special Meeting. Represented in person or by proxy at the Special Meeting were 102,492,933 shares of Common Stock, or 80.1% of the Company's outstanding shares of Common Stock as of the record date of the Special Meeting.  Approximately 87.6% of the Company’s stockholders present at the Special Meeting in person or by proxy and entitled to vote thereon voted in favor of the Proposed Plan Amendment. The vote results detailed below represent final results as certified by the Inspector of Elections.
Proposal 1. Vote to approve an amendment to the 2011 Incentive Award Plan.
The Company's stockholders approved the Proposed Plan Amendment. The voting results are as follows:

For	Against	Abstain	Broker non-votes
89,797,531	12,602,963	92,439	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: January 24, 2020	By:	/s/ Samantha A. Caldwell
Samantha A. Caldwell
Corporate Secretary